UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)
 INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
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KNIGHT FULLER, INC.

(Name of Registrant as Specified in Its Charter)

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KNIGHT FULLER, INC.

3470 Winona Avenue
Burbank, California 91504

December 30, 2005

Dear Stockholder:

          Accompanying this letter is a Consent Solicitation Statement relating to the following matters:

          (1)          A proposed amendment to our Certificate of Incorporation to change our corporate name to CenterStaging Corp.;

          (2)          A proposed amendment to our Certificate of Incorporation to increase our authorized shares of common stock from 100,000,000 to 200,000,000;

          (3)          A proposal to approve the adoption of our 2005 Incentive Stock Option Plan; and

          (4)          A proposal to approve the adoption of our 2005 Non-Qualified Stock Option Plan.

          We are asking the stockholders to act upon these matters by written consent, without a meeting. A consent form for this purpose accompanies the Consent Solicitation Statement.

          It is important that your shares be represented in connection with these matters.  You are urged, therefore, to complete, sign, date and return as soon as possible the enclosed consent form (or use telephone or internet voting procedures, if offered by your brokerage firm or other custodian of your shares).

Sincerely,

Roger Paglia
Chief Executive Officer

KNIGHT FULLER, INC.

3470 Winona Avenue
Burbank, California 91504

CONSENT SOLICITATION STATEMENT

          This Consent Solicitation Statement is being furnished to holders of the common stock of Knight Fuller, Inc., a Delaware corporation (“Knight Fuller” or the “Company”), in connection with the solicitation of written consents by our Board of Directors.

          This Solicitation Statement and the accompanying consent form are first being mailed to our stockholders on or about December 30, 2005.

INTRODUCTION

INFORMATION ABOUT THE CONSENT SOLICITATION

What is the purpose of the solicitation?

We are soliciting your consent for the purpose of obtaining stockholder approval of the following proposals:

•	Approval of an amendment to our Certificate of Incorporation to change our corporate name from Knight Fuller, Inc. to CenterStaging Corp.;

•	Approval of an amendment to our Certificate of Incorporation to increase our authorized shares of common stock from 100,000,000 to 200,000,000;

•	Approval of the adoption of our 2005 Incentive Stock Option Plan; and

•	Approval of the adoption of our 2005 Non-Qualified Stock Option Plan.

Who is entitled to act on these proposals?

          Our Board of Directors has established December 22, 2005 as the record date for purposes of the consent solicitation.  Only stockholders of record at the close of business on that date will be entitled to act on the proposals and to receive this Consent Solicitation Statement.

Will these proposals be considered at a stockholders meeting?

          No. Our bylaws provide that stockholder approval of matters such as the proposals may be obtained by written consent, without a meeting.

What are the rights of the stockholders to consent to these proposals?

          Stockholders receiving this Consent Solicitation Statement are entitled, in effect, to one vote per share with respect to each of the proposals. Our bylaws provide that the consent of the holders of a majority of the shares of our common stock outstanding on the December 22, 2005 record date will be required for approval of each of the proposals. On the record date, there were 56,698,064 shares of our common stock issued and outstanding.

          Abstentions and so-called broker non-votes in response to this solicitation will have the same effect as the withholding of consent with respect to of the proposals.

When will the proposals be effected?

          The proposals will have been approved as soon as we have received valid consents from the holders of a majority of the shares entitled to act on the proposals.  We will effect the proposed amendments to our Certificate of Incorporation and fully implement our 2005 Incentive Stock Option Plan and 2005 Non-Qualified Stock Option Plan as soon as is practicable following receipt of such consents.

What are the Board’s recommendations?

          The recommendations of our Board of Directors are set forth together with the description of each proposal. In summary, however, our Board of Directors recommends a vote “FOR” each of the proposals.

How do I grant my consent to the proposals?

          By indicating your consent on the enclosed consent form and returning the consent form in accordance with the directions indicated on the consent form.  IF NO DIRECTIONS ARE INDICATED, CONSENT FORMS RETURNED TO US WILL BE COUNTED “FOR” ALL PROPOSALS DESCRIBED IN THIS SOLICITATION STATEMENT.

Can I revoke my consent?

          Yes, but in order for a revocation to be effective it must be received by us prior to January 20, 2006.  A revocation may be submitted by:

•	Giving written notice of revocation to our Corporate Secretary; or

•	Properly submitting to us a duly executed consent form bearing a later date.

          All written notices of revocation or consent forms should be addressed to: Knight Fuller, Inc., 3470 Winona Avenue, Burbank, California 91504, Attention: Corporate Secretary.

Do I need to do anything if I am opposed to the proposals?

          No.  Your failure to return the enclosed consent form will be sufficient to indicate the withholding of your consent.

What is the cut-off date for responding to this solicitation?

          January 20, 2006.  Each proposal as to which has the requisite consent has been received as of the cut-off date will be effectuated as of that date.  No consents will be accepted after that date.

PROPOSAL I

APPROVAL OF CHANGE IN CORPORATE NAME

          On November 21, 2005, our Board of Directors approved an amendment to Article I of our Certificate of Incorporation to change our corporate name from Knight Fuller, Inc. to CenterStaging Corp. and directed that the amendment be submitted for approval by our stockholders as required by Delaware corporations law. The text of the proposed amendment to Article I is attached as Appendix A to this Consent Solicitation Statement.

          The purpose of the name change is to reflect that, as a consequence of our recent merger transaction with CenterStaging Musical Productions Corporation, the CenterStaging business constitutes substantially all of our current business.

          Changing our corporate name will have no effect on our corporate status in Delaware, or elsewhere, the rights of our stockholders or the transferability of our outstanding shares of common stock. Currently outstanding stock certificates bearing the name “Knight Fuller, Inc.” will continue to be valid and to represent our shares following the name change.  Assuming the name change is approved by the stockholders, you may obtain stock certificates in our new name in connection with future transfers of shares represented by stock certificates in the Knight Fuller name, or upon request to our transfer agent.  You need not do anything now to exchange your stock certificates.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS CONSENT TO THE AMENDMENT TO ARTICLE I OF OUR CERTIFICATE OF INCORPORATION.

PROPOSAL II

APPROVAL OF INCREASE IN AUTHORIZED SHARES

          Under our Certificate of Incorporation as currently in effect, there are 100,000,000 shares of common stock and 5,000,000 shares of preferred stock authorized for issuance.  As of November 21, 2005, 56,313,059 shares of common stock were issued and outstanding and no shares of preferred stock were issued and outstanding.  As of that date, there were approximately 2,540,000 shares of our common stock reserved for issuance upon the exercise of outstanding warrants.  In addition, we have reserved for issuance under the 2005 Incentive Stock Option Plan and 2005 Non-Qualified Stock Option Plan described under “Proposal III” and “Proposal IV,” below, a total of 5,000,000 shares of common stock.  Accordingly, we have approximately 41,146,941 authorized shares of common stock that are currently unissued and unreserved.

          On November 21, 2005, our Board of Directors approved an amendment to Article IV of our Certificate of Incorporation, to increase the shares of common stock that are authorized for issuance by 100,000,000 shares, bringing the total number of common shares authorized for issuance to 200,000,000. The directors also directed that the amendment be submitted for approval by our stockholders as required by Delaware corporations law.  No change will be made to the number of shares of preferred stock that are authorized for issuance, and no change will be made to the other provisions of our Certificate of Incorporation that pertain to the rights and preferences of our authorized common stock or preferred stock. The full text of the proposed amended Article IV of our Articles of Incorporation is attached as Appendix B to this Consent Solicitation Statement.

          The purpose of the proposed increase in the number of authorized shares of common stock is to make additional shares available for issuance by the Company as the Board of Directors deems appropriate or necessary.  As we have previously publicly disclosed, based upon our currently available funds, we will have to obtain additional financing in order to fund our ongoing business and operations and meet our working capital needs. We currently anticipate that we will seek to raise additional capital through the sale of additional shares of common stock or securities convertible into common stock.  Unless our Certificate of Incorporation is amended to increase the number of shares of common stock we are authorized to sell, we may not have sufficient authorized shares of common stock available for this purpose.  Furthermore, additional authorized shares may be needed in the future in connection with possible acquisitions of other companies, businesses or assets, or in connection with establishing strategic partnerships or other business relationships, or for other corporate purposes.

          If the increase in our authorized shares of common stock is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any authorized shares of common stock, except as may be required by applicable law.  Holders of our common stock as such have no statutory preemptive or subscription rights with respect to future issuances of common stock.

          The holders of common stock are entitled to one vote per share on all matters to be voted upon by the stockholders.  Subject to preferences that may be applicable to any outstanding preferred stock, the holders of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available for that purpose.  In the event of our liquidation, dissolution or winding up, the holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding.  There are no redemption or sinking fund provisions applicable to our common stock.

          The proposed increase in the authorized number of shares of common stock will not have any immediate effect on the rights of existing stockholders.  Any subsequent issuance of such shares could have the effect of delaying or preventing a change-in-control of the Company. Any issuance of additional shares of common stock also could have the effect of diluting any future earnings per share and book value per share of the outstanding shares of our common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.  We have no present agreement or commitment, however, to issue any additional shares of common stock other than as described below in connection with our 2005 Incentive Stock Option Plan and 2005 Non-Qualified Stock Option Plan.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS CONSENT TO THE AMENDMENT TO ARTICLE IV OUR ARTICLES OF INCORPORATION.

PROPOSAL III

APPROVAL OF 2005 INCENTIVE STOCK OPTION PLAN

          On November 21, 2005, our Board of Directors adopted the 2005 Incentive Stock Option Plan of Knight Fuller, Inc. (the “Incentive Plan”) and recommended that the Incentive Plan be submitted for approval by our stockholders.  A copy of the Incentive Plan is attached as Appendix C to this Consent Solicitation Statement.

          The Company currently has no stock option or other stock incentive plan. As a small company with limited financial resources, we expect to have to rely, in part, on the grant of stock options to attract and retain executive officers and other employees.  The Board of Directors believes that approval of the Incentive Plan, along with approval of the 2005 Non-Qualified Stock Option Plan discussed under “Proposal IV,” below, is necessary to make shares available for the grant of stock options to current and future executive officers and other employees.

          A summary of the Incentive Plan is set forth below.  The summary is qualified in its entirety by reference to the full text of the Incentive Plan.

Summary of the Incentive Plan

          The purposes of the Incentive Plan are to (i) encourage selected officers and employees to improve operations and increase profits of the Company, (ii) encourage selected officers and employees to accept or continue employment with us, and (iii) increase the interest of selected officers and employees in our welfare through participation in the growth in value of our common stock.  As of November 21, 2005, we had four officers and 85 additional employees who were eligible for the grant of options under the Plan; however, only those eligible officers and employees who are selected in accordance with the Incentive Plan will be entitled to receive option grants.

          The Incentive Plan authorizes the grant of so-called “incentive stock options” intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, to persons who are officers or employees of the Company or its subsidiaries.  The Incentive Plan does not authorize grants of incentive stock options to non-employee directors or consultants of the Company or its affiliates, or any awards other than incentive stock options.

          Subject to the adjustment provisions of the Incentive Plan that are applicable in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar transaction, up to 2,000,000 shares of common stock may be issued under the Incentive Plan, and no person shall be granted awards under the Incentive Plan during any twelve-month period that cover more than 500,000 shares of common stock.

          The Incentive Plan will be administered by our Board of Directors, although the Board of Directors may delegate the administration of the Incentive Plan to a plan committee (the administrator of the Incentive Plan is referred to as the “Administrator”).  The Administrator is responsible for selecting the officers and employees who will receive options and for determining the terms and conditions of each option award, including the number of shares subject to the option, the exercise price, expiration date (subject to certain limitations), and any vesting period of the option. The Administrator has the power, authority and discretion to make all determinations deemed necessary or advisable for the administration of the Incentive Plan or of any award under the Incentive Plan.

          Under current federal income tax laws, only officers and other employees of the Company and its affiliates are eligible to receive incentive stock options.  The exercise price of stock options granted under the Incentive Plan may not be less than 100% of the fair market value of the common stock on the date of the grant of the option, or 110% of the fair market value in the case of an option holder who owns more than 10% of the total voting power of all classes of our stock.  “Fair market value” for purposes of the Incentive Plan is determined as follows: If our common stock is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, fair market value shall be the closing price of our common stock on the date the value is to be determined or the last preceding business day on which sale prices were reported.  If, however, the Administrator determines that our common stock is not readily tradable on such market and such market does not reflect the true market value of our common stock, the Administrator shall value the stock by taking into account all the facts and circumstances as of the valuation date.  The factors that must be taken into account include the value of tangible and intangible assets of the Company, the present value of future cash flows of the Company, the market value of stock or equity interests of similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Company, the value of which can be determined by objective means (such as, trading prices on an established market or an amount paid at arm’s-length in a private transaction) and any other relevant factors.  This valuation method shall be utilized consistently to determine the value of our current stock or assets for all purposes.

          Options granted under the Incentive Plan are not assignable or transferable except by will or the laws of descent and distribution.  Except as otherwise provided in the option agreement, an option ceases to be exercisable upon the termination of the option holder’s employment with us.

          The purchase price of common stock acquired under the Incentive Plan is payable in cash, or, in the Administrator’s discretion, by the following means:

•	A secured or unsecured promissory note of the option holder;

•	Shares of our common stock already owned by the option holder; and

•	A “cashless” option exercise in accordance with applicable regulations of the Securities and Exchange Commission and the Federal Reserve Board.

          Except as otherwise determined by the Administrator or as otherwise provided in the stock option agreement, in the event of a “corporate transaction,” all previously unexercised options will terminate immediately prior to the consummation of the corporate transaction.  The Administrator, in its discretion, may permit exercise of any options prior to their termination, even if the options would not otherwise have been exercisable, or provide that outstanding options will be assumed or an equivalent option substituted by a successor corporation.  In general, a “corporate transaction” means:

•	Our liquidation or dissolution;

•	Our merger or consolidation with or into another corporation as a result of which we are not the surviving corporation;

•	A sale of all or substantially all of our assets; or

•	A purchase or other acquisition of beneficial ownership of more than 50% of our outstanding capital stock by one person or more than one person acting in concert.

          The Board of Directors may at any time amend, discontinue or terminate the Incentive Plan.  With specified exceptions, no amendment, suspension or termination of the plan may adversely affect outstanding options.  No amendment or suspension of the Incentive Plan requires stockholder approval unless, such approval is required under applicable law or under the rules of any stock exchange or Nasdaq market on which our stock is then traded.  Unless terminated earlier by the Board of Directors, the Incentive Plan will terminate automatically on November 21, 2015, which is the tenth anniversary of the date of the Incentive Plan’s adoption by the Board.

Certain Federal Income Tax Consequences

          There will be no federal income tax consequences to either the Company or the participant upon the grant of stock options under the Incentive Plan.  Upon exercise of an option, the excess of the fair market value of the stock over the exercise price (the “spread”) will be added to the alternative minimum tax base of the participant unless a “disqualifying disposition” is made in the year of exercise.  A “disqualifying disposition” is the sale of the stock received on exercise prior to the expiration of two years from the date of grant of the option and one year from the date of exercise.  If the shares of common stock are disposed of in a disqualifying disposition, the participant will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and the Company will be entitled to a federal income tax deduction equal to such amount.  When the participant sells the shares of common stock, the gain or loss on the sale of the shares will be long-term capital gain or loss to the participant.  The Company will not be entitled to a federal income tax deduction in connection with a participant’s sale of the shares, except as described above in the case of a disqualifying disposition.

Section 162(m) of the Internal Revenue Code

          Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers, subject to certain exceptions.  Unless the Administrator of the Incentive Plan is comprised of “outside directors” within the meaning of Section 162(m), grants of stock options under the Incentive Plan will be subject to the Section 162(m) limitation on deductibility in the case of a disqualifying disposition or if the option were for any reason treated as a non-qualified option.

New Plan Benefits

          The Administrator has not yet selected any officers or other employees who may be granted stock options under the Incentive Plan or determined the terms and conditions of any such grants.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS CONSENT TO THE ADOPTION OF THE 2005 INCENTIVE STOCK OPTION PLAN.

PROPOSAL IV

APPROVAL OF 2005 NON-QUALIFIED STOCK OPTION PLAN

          On November 21, 2005, our Board of Directors also adopted the 2005 Non-Qualified Stock Option Plan of Knight Fuller, Inc. (the “Non-Qualified Plan”) and recommended that the Non-Qualified Plan be submitted for approval by our stockholders.  A copy of the Non-Qualified Plan is attached as Appendix D to this Consent Solicitation Statement.

          As described above under “Proposal III,” the Company currently has no stock option or other stock incentive plan, and the Incentive Plan does not authorize the grant of options to non-employee directors or consultants.  The Board of Directors believes that approval of the Non-Qualified Plan is necessary to make shares available for the grant of stock options to current and future non-employee directors and consultants of the Company and its affiliates, as well as officers and employees.

          The provisions of the Non-Qualified Plan with respect to its administration, amendment and termination, the effects of a corporation transaction, payment of exercise prices of options granted under the Non-Qualified Plan, and other matters are substantially identical to those of the Incentive Plan as described above.  The terms of the Non-Qualified Plan differ from the Incentive Plan in certain respects, which are summarized below. The summary is qualified in its entirety by reference to the full text of the Non-Qualified Plan.

Summary of the Non-Qualified Plan

          The purposes of the Non-Qualified Plan are to (i) encourage selected directors, employees and consultants to improve operations and increase profits of the Company, (ii) encourage selected directors, employees and consultants to accept or continue employment with us, and (iii) increase the interest of selected directors, employees and consultants in our welfare through participation in the growth in value of our common stock.  As of November 21, 2005, we had four directors and four consultants who were eligible for the grant of options under the Plan.  The employees of the Company also are eligible to participate in the Non-Qualified Plan.  Only those eligible participants who are selected by our Board of Directors are entitled to receive option grants under the Non-Qualified Plan.

          Subject to the adjustment provisions of the Non-Qualified Plan that are applicable in the event of a stock dividend, stock split, reverse stock split or similar transaction, up to 3,000,000 shares of common stock may be issued under the Non-Qualified Plan.

          The exercise price for stock options granted under the Non-Qualified Plan may be more than the fair market value of the common stock on the date of the grant of the option, but may not be less than 85% of such fair market value.  “Far market value” is determined in the same manner as under the Incentive Plan described above.

Certain Federal Income Tax Consequences

          There will be no federal income tax consequences to either the Company or the participant upon the grant of stock options under the Non-Qualified Plan.  Upon exercise of an option, the excess of the fair market value of the stock over the exercise price (the “spread”) will be taxable to the participant as ordinary income in the year of exercise, and the Company will be entitled to a federal income tax deduction equal to such amount.  When the participant sells the shares of common stock, the gain or loss on the sale of the shares will be long-term or short-term capital gain or loss to the participant, and the Company will be entitled to no further federal income tax deduction.

Section 162(m) of the Internal Revenue Code

          Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers, subject to certain exceptions.  As with the Incentive Plan described above, unless the Administrator of the Non-Qualified Plan is comprised of “outside directors” within the meaning of Section 162(m), grants of stock options under the Non-Qualified Plan will be subject to the Section 162(m) limits on deductibility.  Moreover, any grants of stock options at an exercise price of less than the fair market value of our common stock also will be subject to the Section 162(m) limit on deductibility.

New Plan Benefits

          The Administrator has not yet selected any officers or other employees who may be granted stock options under the Non-Qualified Plan or determined the terms and conditions of any such grants.

OTHER MATTERS

Effective Date of the Proposals

          Each proposal as to which the requisite consent has been received as of January 20, 2006, the cut-off date for this consent solicitation, will be effectuated as of that date. No consents will be accepted after that date.

Expenses of Solicitation

          The Company will bear the cost of this consent solicitation. In addition to the use of the mails, consents may be solicited by our directors, officers and other employees, personally or by telephone, facsimile or e-mail. Such persons will not be compensated separately for these solicitation activities.

APPENDIX A

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION
(CHANGE IN CORPORATE NAME)

Article I titled “Name” is hereby amended to read in its entirety as follows:

“The name of the Corporation shall be CenterStaging Corp.”

A-1

APPENDIX B

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION
(INCREASE IN AUTHORIZED COMMON STOCK)

Article IV titled “Authorized Stock” is hereby amended to read in its entirety as follows:

          “The Corporation is authorized to issue two classes of stock, designated “common stock” and “preferred stock.”  The number of shares of common stock authorized is 200,000,000, with a par value of $.001 per share.  The number of shares of preferred stock authorized is 5,000,000, with a par value of $.001 per share.  The holders of the common stock or preferred stock shall have no preemptive rights to subscribe for or purchase any shares of any class of stock of the Corporation, whether now or hereafter authorized.

          The Board of Directors of the Corporation is authorized to determine the number of series into which shares of preferred stock may be divided, to determine the designations, powers, preferences and voting and other rights, and the qualifications, limitations and restrictions granted to or imposed upon the preferred stock or any series thereof or any holders thereof, to determine and alter the designations, powers, preferences and rights, and the qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of preferred stock or the holders thereof, to fix the number of shares of that series and to increase or decrease, within the limits stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series (but not below the number of such shares then outstanding), the number of shares of any such series subsequent to the issuance of shares of that series.”

B-1

APPENDIX C

KNIGHT FULLER, INC.
2005 INCENTIVE STOCK OPTION PLAN

1.       Purposes of the Plan

          The purposes of the 2005 Incentive Stock Option Plan (this “Plan”) of Knight Fuller, Inc., a Delaware corporation, are to:

          1.1.          Encourage selected employees to improve operations and increase profits of the Company;

          1.2.          Encourage selected employees to accept or continue employment with the Company or its Affiliates (as defined below); and

          1.3.          Increase the interest of selected employees in the Company’s welfare through participation in the growth in value of the Common Stock.

2.       Definitions

          For purposes of this Plan, the following capitalized terms shall have the meanings set forth below:

          2.1.          “Administrator” shall mean the Administrator of the Plan, which shall be the Board or a committee to which the Board delegates administration, as described in Section 5 of this Plan.

          2.2.          “Affiliate” shall mean with respect to the Company a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the IRC.

          2.3.          “Board” shall mean the Board of Directors of the Company.

          2.4.          “Common Stock” shall mean the common stock of the Company.

          2.5.          “Company” shall mean Knight Fuller, Inc, a Delaware corporation.

          2.6.          “Corporate Transaction” shall mean (a) a liquidation or dissolution of the Company; (b) a merger or consolidation of the Company with or into another corporation (other than a merger with a wholly-owned subsidiary); or (c) a sale of all or substantially all of the assets of the Company in a single transaction or a series of related transactions.

          2.7.          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

          2.8.          “For Cause” shall mean, in connection with termination of an optionee’s employment by the Company or any Affiliates of the Company, termination due to such optionee’s (a) willful breach or habitual neglect or continued incapacity to perform such optionee’s required duties, (b) commission of acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude in connection with optionee’s services to the Company or its Affiliates or which in the determination of the Administrator would prevent the effective performance of such optionee’s duties, or (c) termination For Cause under any employment agreement between the Company and such optionee (as For Cause is defined therein).

          2.9.          “IRC” shall mean the Internal Revenue Code of 1986, as amended from time to time.

          2.10.          “Option” shall mean an option granted under the Plan.

          2.11.          “Option Grant Date” shall have the meaning set forth in Section 6.2.1.

          2.12.          “Securities Act” shall mean the Securities Act of 1933, as amended.

          2.13.          “10% Stockholder” shall mean a person who owns, directly or by attribution under the IRC (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

          2.14.          “Termination Date” shall mean, in connection with the termination of an optionee’s employment with the Company or any Affiliate, the date 90 days after the date of termination, except: (a) the date of such termination if such termination is by the Company For Cause; or (b) one year following the date of such termination if such termination is as a result of the death or disability of the optionee.  An optionee’s employment shall not be deemed to terminate by reason of a transfer to or from the Company or an Affiliate or among such entities, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if such optionee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

3.       Types of Awards; Eligible Persons

          3.1.          Each Option must be intended to meet the requirements of Section 422 of the IRC and the regulations thereunder as an “incentive stock option.”  Options may be granted under the Plan only to employees of the Company or of any Affiliate of the Company.  Options may be offered to persons who are not employees in connection with offers of employment and conditioned upon their becoming employees.  The term “employee” includes a director who is an employee of the Company.

          3.2.          Except as otherwise expressly set forth in this Plan, no right or benefit under this Plan or under any Option shall be subject in any manner to alienation, hypothecation or charge, and any such attempted action shall be void.  No right or benefit under this Plan or under any Option shall in any manner be liable for or subject to debts, contracts, liabilities or torts of any optionee or any other person except as otherwise may be expressly required by applicable law. Except as otherwise expressly set forth in this Plan, no right or benefit under this Plan or under any Option shall be subject in any manner to alienation, hypothecation or charge, and any such attempted action shall be void.  No right or benefit under this Plan or under any Option shall in any manner be liable for or subject to debts, contracts, liabilities or torts of any optionee or any other person except as otherwise may be expressly required by applicable law.

4.       Stock Subject to This Plan; Maximum Number of Shares

          The Company may issue up to 2,000,000 shares of Common Stock upon exercise of Options.  The maximum number of shares under the Plan shall be appropriately adjusted for any stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without consideration.  The shares subject to an Option that expires, terminates or is cancelled unexercised shall become available for additional Option grants under this Plan.  Where the exercise price of an Option is paid by means of the optionee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as permitted herein, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under this Plan.  No person shall be granted Options during any twelve-month period covering more than 500,000 shares.

5.       Administration

          5.1.          This Plan shall be administered by the Board or by a committee to which administration of this Plan, or of part of this Plan, is delegated by the Board (in either case, the “Administrator”).  The Board shall appoint and remove members of the committee in its discretion in accordance with applicable laws.

If necessary, in order to comply with Rule 16b-3 under the Exchange Act or Section 162(m) of the IRC, or any successor statute or regulation, the committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 or “outside directors” within the meaning of Section 162(m) of the IRC.  The foregoing notwithstanding, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under this Plan.

          5.2.          Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (a) to grant Options; (b) to determine the fair market value of the Common Stock subject to Options; (c) to determine the exercise price of Options granted, but which shall be no less than the fair market value of the Common Stock at the date of grant; (d) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (e) to construe and interpret the terms and provisions of this Plan and of any option agreement and all Options granted under this Plan; (f) to prescribe, amend, and rescind rules and regulations relating to this Plan; (g) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (h) with the consent of the optionee, to modify or amend any Option provided that no such consent is required to reduce the exercise price, extend the maturity or accelerate the vesting of an Option; (i) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; (j) to determine the duration and purposes of leaves of absence which may be granted to optionees without constituting a termination of their employment for the purposes of the Plan; (k) to determine the appropriate adjustments to the maximum number and type of shares issuable under the Plan if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without consideration; and (l) to make all other determinations deemed necessary or advisable for the administration of this Plan or any option agreement or Option.

          5.3.          All questions of interpretation, implementation and application of this Plan or any option agreement or Option shall be determined by the Administrator, which determination shall be final and binding on all persons.

6.       Option Agreements; Terms and Conditions of Options

          6.1.          Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.  In the event of a conflict between the terms or conditions of an option agreement and the terms and conditions of this Plan, the terms and conditions of this Plan shall govern.

          6.2.          Each Option shall be subject to the following terms and conditions:

                          6.2.1.          Option Grant Date.  The date of grant of an Option (“Option Grant Date”) shall be the date specified by the Administrator in its approval of the Option or, if no such date is specified, the date of such approval.  If an Option is granted in anticipation of employment as provided in Section 3.1, the Option shall be deemed granted, without further approval, on the date the optionee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

                          6.2.2.          Exercise Price.  The exercise price of an Option shall not be less than the fair market value of the stock subject to the Option on the Option Grant Date.  The exercise price of an Option granted to any 10% Stockholder shall in no event be less than 110% of the fair market value of the stock covered by the Option on the Option Grant Date.

                          6.2.3.          Vesting.  The Administrator may establish a vesting schedule in connection with any Option based on time and/or performance criteria.  The Administrator shall issue not grant any Option if such Option and all other incentive stock options of the optionee under Section 422 of the Code would become exercisable for the first time in any calendar year as to Common Stock with a value in excess of $100,000.  For this purpose, the value of the Common Stock shall be its fair market value as of the grant date of the option to which it is subject.

                          6.2.4.          Payment of Exercise Price.  Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company.  Subject to the terms of the stock option agreement granting the Option, the Administrator, in the exercise of its absolute discretion after considering any tax, accounting and financial consequences, may authorize any one or more of the following additional methods of payment:

                                             (a)          Acceptance of the optionee’s full recourse promissory note for all or part of the exercise price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the IRC at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

                                             (b)          Delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.3) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

                                             (c)          Through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.3) of such shares of Common Stock is equal on the date of exercise to the exercise price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

                                             (d)          Subject to compliance with any applicable laws or regulations, by means of so-called cashless exercises.

                          6.2.5.          Option Term.  No Option shall be exercisable more than ten years after the Option Grant Date (five years if the optionee is a 10% Stockholder), or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the “Expiration Date”).

                          6.2.6.          Changes in Capital Structure.  Unless otherwise provided in the stock option agreement evidencing the Option, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without consideration, appropriate adjustments shall be made by the Administrator, in its sole discretion, in (a) the number and class of shares of stock subject to each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.

                          6.2.7.          Corporate Transactions.  Unless otherwise provided in the stock option agreement evidencing the Option, in the event of a Corporate Transaction, each Option shall terminate immediately prior thereto unless the Administrator, in its sole discretion, either provides that the Option shall not terminate or provides that the Option shall be assumed by an applicable successor corporation or entity or any Affiliate of the successor corporation or entity.   The Administrator shall, in its sole discretion, have the power to permit exercise of any Option prior to its termination, even if such Option would not otherwise have been exercisable.

                          6.2.8.          Non-Transferability of Options.  No Option shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution.  During the life of the optionee, an Option shall be exercisable only by the optionee.

                          6.2.9.          Termination of Employment.  Except as otherwise provided in the stock option agreement, if for any reason an optionee ceases to be employed by the Company and its Affiliates, the Option shall terminate and expire upon the earliest to occur of: (a) the Termination Date; (b) the Expiration Date; and (c) if applicable, immediately prior to a Corporate Transaction as contemplated by Section 6.2.6 of this Plan.

                          6.2.10.          Disqualifying Dispositions.  If stock acquired by exercise of an Option is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the IRC (a disposition within two years from the date of grant of the Option or within one year after the exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

                          6.2.11.          Other Provisions.  Each Option may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator, and each Option granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the IRC.

          6.3.          Determination of Fair Market Value.  For purposes of this Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows.  If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined or the last preceding business day on which sale prices were reported.  Notwithstanding the foregoing, if the Administrator determines that the stock of the Company is not readily tradable on such market and such market does not reflect its true market value, the Administrator shall value the stock by taking into account all the facts and circumstances as of the valuation date.  The factors that must be taken into account include the value of tangible and intangible assets of the Company, the present value of future cash flows of the Company, the market value of stock or equity interests of similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Company, the value of which can be determined by objective means (such as, trading prices on an established market or an amount paid at arm’s length in a private transaction) and any other relevant factors.  Such valuation method shall be utilized consistently to determine the value of Company stock or assets for all purposes.

          6.4.          Withholding and Employment Taxes.  At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes.  Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee’s (a) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (b) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (c) agreeing to have shares of Common Stock (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

7.       Manner of Exercise

          7.1.          An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Section 6.3.  An Option will be considered exercised on the last to occur of the following dates: (a) the date the Company receives written notice of an exercise; (b) the date specified in the written notice of exercise (which date may not be more than 30 days after the date the Company receives the written notice of exercise); and (c) the date the Company receives payment of the exercise price.

          7.2.          Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 6.2.3, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of Common Stock.  An optionee or permitted transferee of the Option shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.       Employment Relationship

          Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or any of its Affiliates to terminate any optionee’s employment at any time, nor shall confer upon any optionee any right to continue in the employ of the Company or any of its Affiliates.

9.       Conditions Upon Issuance of Shares

          The Company shall have no obligation to issue shares of Common Stock upon exercise of an Option unless such issuance has been registered under the Securities Act and qualified or registered under applicable state securities laws, or such issuance is exempt from registration or qualification under the Securities Act and applicable state securities laws.  The Company shall have no obligation to register or qualify the issuance of the shares under the Securities Act or applicable state securities laws.

10.     Non-Exclusivity of This Plan

          The adoption of this Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under this Plan.

11.     Market Stand-off

          Each optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act after the date of adoption of this Plan which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 180-day period.

12.     Amendments to Plan

          The Board may at any time amend, alter, suspend or discontinue this Plan.  Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect such optionee’s outstanding Option(s) except to conform this Plan and Options granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options.  No amendment, alteration, suspension or discontinuance shall require stockholder approval unless stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or under applicable law; provided that the Administrator may in its discretion seek stockholder approval of any amendment, alteration, suspension or discontinuance.

13.     Effective Date of Plan; Termination

          13.1.          Effective Date.  This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders’ meeting, is obtained within 12 months after adoption by the Board.  If any Options are so granted and stockholder approval shall not have been obtained within 12 months of the date of adoption of this Plan by the Board, such Options shall terminate retroactively as of the date they were granted.

          13.2.          Termination.  This Plan shall terminate on September 30, 2015.  Termination of this Plan shall not affect any outstanding Options and such outstanding Options shall continue to be subject to the terms of this Plan.

APPENDIX D

KNIGHT FULLER, INC.
2005 NON-QUALIFIED STOCK OPTION PLAN

1.       Purposes of the Plan

          The purposes of the 2005 Non-Qualified Stock Option Plan (this “Plan”) of Knight Fuller, Inc., a Delaware corporation, are to:

          1.1.          Encourage selected directors, employees and consultants to improve operations and increase profits of the Company;

          1.2.          Encourage selected directors, employees and consultants to accept or continue employment with the Company or its Affiliates (as defined below); and

          1.3.          Increase the interest of selected directors, employees and consultants in the Company’s welfare through participation in the growth in value of the Common Stock.

2.       Definitions

          For purposes of this Plan, the following capitalized terms shall have the meanings set forth below:

          2.1.          “Administrator” shall mean the Administrator of the Plan, which shall be the Board or a committee to which the Board delegates administration, as described in Section 5 of this Plan.

          2.2.          “Affiliate” shall mean with respect to the Company a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the IRC.

          2.3.          “Board” shall mean the Board of Directors of the Company.

          2.4.          “Common Stock” shall mean the common stock of the Company.

          2.5.          “Company” shall mean Knight Fuller, Inc, a Delaware corporation.

          2.6.          “Corporate Transaction” shall mean (a) a liquidation or dissolution of the Company; (b) a merger or consolidation of the Company with or into another corporation (other than a merger with a wholly-owned subsidiary); or (c) a sale of all or substantially all of the assets of the Company in a single transaction or a series of related transactions.

          2.7.          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

          2.8.          “For Cause” shall mean, in connection with termination of an optionee’s employment by the Company or any Affiliates of the Company, termination due to such optionee’s (a) willful breach or habitual neglect or continued incapacity to perform such optionee’s required duties, (b) commission of acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude in connection with optionee’s services to the Company or its Affiliates or which in the determination of the Administrator would prevent the effective performance of such optionee’s duties, or (c) termination For Cause under any employment agreement between the Company and such optionee (as For Cause is defined therein).

          2.9.          “IRC” shall mean the Internal Revenue Code of 1986, as amended from time to time.

          2.10.          “Option” shall mean an option granted under the Plan.

          2.11.          “Option Grant Date” shall have the meaning set forth in Section 6.2.1.

          2.12.          “Securities Act” shall mean the Securities Act of 1933, as amended.

          2.13.          “Termination Date” shall mean, in connection with the termination of an optionee’s employment or service with the Company or any Affiliate, the date 90 days after the date of termination, except: (a) the date of such termination if such termination is by the Company For Cause; or (b) one year following the date of such termination if such termination is as a result of the death or disability of the optionee.  If optionee is an employee, an optionee’s employment shall not be deemed to terminate by reason of a transfer to or from the Company or an Affiliate or among such entities, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if such optionee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

3.       Types of Awards; Eligible Persons

          3.1.          Options granted under this Plan are “non-qualified options” and not intended to meet the requirements of Section 422 of the IRC and the regulations thereunder as “incentive stock options.”  Options may be granted only to directors and employees, and consultants to, the Company or any Affiliate of the Company.  Options may be offered to persons who are not employees in connection with offers of employment and conditioned upon their becoming employees.  The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant.

          3.2.          Except as otherwise expressly set forth in this Plan, no right or benefit under this Plan or under any Option shall be subject in any manner to alienation, hypothecation or charge, and any such attempted action shall be void.  No right or benefit under this Plan or under any Option shall in any manner be liable for or subject to debts, contracts, liabilities or torts of any optionee or any other person except as otherwise may be expressly required by applicable law.

4.       Stock Subject to This Plan; Maximum Number of Shares

          The Company may issue up to 3,000,000 shares of Common Stock upon exercise of Options.  The maximum number of shares under the Plan shall be appropriately adjusted for any stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without consideration.  The shares subject to an Option that expires, terminates or is cancelled unexercised shall become available for additional Option grants under this Plan.  Where the exercise price of an Option is paid by means of the optionee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as permitted herein, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under this Plan.  No person shall be granted Options during any twelve-month period covering more than 500,000 shares.

5.       Administration

          5.1.          This Plan shall be administered by the Board or by a committee to which administration of this Plan, or of part of this Plan, is delegated by the Board (in either case, the “Administrator”).  The Board shall appoint and remove members of the committee in its discretion in accordance with applicable laws.  If necessary, in order to comply with Rule 16b-3 under the Exchange Act or Section 162(m) of the IRC, or any successor statute or regulation, the committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 or “outside directors” within the meaning of Section 162(m) of the IRC.  The foregoing notwithstanding, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under this Plan.

          5.2.          Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (a) to grant Options; (b) to determine the fair market value of the Common Stock subject to Options; (c) to determine the exercise price of Options granted, but which shall be not less than 85% of the fair market value of the Common Stock at the date of grant; (d) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (e) to construe and interpret the terms and provisions of this Plan and of any option agreement and all Options granted under this Plan; (f) to prescribe, amend, and rescind rules and regulations relating to this Plan; (g) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (h) with the consent of the optionee, to modify or amend any Option provided that no such consent is required to reduce the exercise price, extend the maturity or accelerate the vesting of an Option; (i) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; (j) to determine the duration and purposes of leaves of absence which may be granted to optionees without constituting a termination of their employment for the purposes of the Plan; (k) to determine the appropriate adjustments to the maximum number and type of shares issuable under the Plan if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without consideration; and (l) to make all other determinations deemed necessary or advisable for the administration of this Plan or any option agreement or Option.

          5.3.          All questions of interpretation, implementation and application of this Plan or any option agreement or Option shall be determined by the Administrator, which determination shall be final and binding on all persons.

6.       Option Agreements; Terms and Conditions of Options

          6.1.          Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.  In the event of a conflict between the terms or conditions of an option agreement and the terms and conditions of this Plan, the terms and conditions of this Plan shall govern.

          6.2.          Each Option shall be subject to the following terms and conditions:

                          6.2.1.          Option Grant Date.  The date of grant of an Option (“Option Grant Date”) shall be the date specified by the Administrator in its approval of the Option or, if no such date is specified, the date of such approval.  If an Option is granted in anticipation of employment as provided in Section 3.1, the Option shall be deemed granted, without further approval, on the date the optionee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

                          6.2.2.          Exercise Price.  The exercise price of an Option shall be not less than 85% of the fair market value (determined in accordance with Section 6.3) of the stock covered by the Option on the Option Grant Date.

                          6.2.3.          Exercise Price.  The exercise price of an Option shall be not less than 85% of the fair market value (determined in accordance with Section 6.3) of the stock covered by the Option on the Option Grant Date.

                          6.2.4.          Payment of Exercise Price.  Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company.  Subject to the terms of the stock option agreement granting the Option, the Administrator, in the exercise of its absolute discretion after considering any tax, accounting and financial consequences, may authorize any one or more of the following additional methods of payment:

                                             (a)          Acceptance of the optionee’s full recourse promissory note for all or part of the exercise price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the IRC at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

                                             (b)          Delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.3) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

                                             (c)          Through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.3) of such shares of Common Stock is equal on the date of exercise to the exercise price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

                                             (d)          Subject to compliance with any applicable laws or regulations, by means of so-called cashless exercises.

                          6.2.5.          Option Term.  No Option shall be exercisable more than ten years after the Option Grant Date, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the “Expiration Date”).

                          6.2.6.          Changes in Capital Structure.  Unless otherwise provided in the stock option agreement evidencing the Option, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without consideration, appropriate adjustments shall be made by the Administrator, in its sole discretion, in (a) the number and class of shares of stock subject to each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.

                          6.2.7.          Corporate Transactions.  Unless otherwise provided in the stock option agreement evidencing the Option, in the event of a Corporate Transaction, each Option shall terminate immediately prior thereto unless the Administrator, in its sole discretion, either provides that the Option shall continue or provides that the Option shall be assumed by an applicable successor corporation or entity or any Affiliate of the successor corporation or entity.   The Administrator shall, in its sole discretion, have the power to permit exercise of any Option prior to its termination, even if such Option would not otherwise have been exercisable.

                          6.2.8.          Non-Transferability of Options.  No Option shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution.  During the life of the optionee, an Option shall be exercisable only by the optionee.

                          6.2.9.          Termination of Employment.  Except as otherwise provided in the stock option agreement, if for any reason an optionee ceases to be employed by the Company and its Affiliates, the Option shall terminate and expire upon the earliest to occur of: (a) the Termination Date; (b) the Expiration Date; and (c) if applicable, immediately prior to a Corporate Transaction as contemplated by Section 6.2.6 of this Plan.  For purposes of this Section 6.2.9, “employment” includes service as a director or as a consultant.

                          6.2.10.          Other Provisions.  Each Option may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator.

          6.3.          Determination of Fair Market Value.  For purposes of this Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows.  If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined or the last preceding business day on which sale prices were reported.  Notwithstanding the foregoing, if the Administrator determines that the stock of the Company is not readily tradable on such market and does not reflect its true market value, the Administrator shall value the stock by taking into account all the facts and circumstances as of the valuation date.  The factors that must be taken into account include the value of tangible and intangible assets of the Company, the present value of future cash flows of the Company, the market value of stock or equity interests of similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Company, the value of which can be determined by objective means (such as, trading prices on an established market or an amount paid at arm’s length in a private transaction) and any other relevant factors.  Such valuation method shall be utilized consistently to determine the value of Company stock or assets for all purposes.

          6.4.          Withholding and Employment Taxes.  At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes.  Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee’s (a) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (b) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (c) agreeing to have shares of Common Stock (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

7.       Manner of Exercise

          7.1.          An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Section 6.3.  An Option will be considered exercised on the last to occur of the following dates: (a) the date the Company receives written notice of an exercise; (b) the date specified in the written notice of exercise (which date may not be more than 30 days after the date the Company receives the written notice of exercise); and (c) the date the Company receives payment of the exercise price.

          7.2.          Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 6.2.3, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of Common Stock.  An optionee or permitted transferee of the Option shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.       Employment Relationship

          Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or any of its Affiliates to terminate any optionee’s employment or consulting relationship at any time (subject to rights of employee or consultant under any contract), nor shall confer upon any optionee or consultant any right to continue in the employ or service of the Company or any of its Affiliates.

9.       Conditions Upon Issuance of Shares

          The Company shall have no obligation to issue shares of Common Stock upon exercise of an Option unless such issuance has been registered under the Securities Act and qualified or registered under applicable state securities laws, or such issuance is exempt from registration or qualification under the Securities Act and applicable state securities laws.  The Company shall have no obligation to register or qualify the issuance of the shares under the Securities Act or applicable state securities laws.

10.     Non-Exclusivity of This Plan

          The adoption of this Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under this Plan.

11.     Market Stand-off

          Each optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act after the date of adoption of this Plan which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 180-day period.

12.     Amendments to Plan

          The Board may at any time amend, alter, suspend or discontinue this Plan.  Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect such optionee’s outstanding Option(s) except to conform this Plan and Options granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options.  No amendment, alteration, suspension or discontinuance shall require stockholder approval unless stockholder approval is required under applicable law; provided that the Administrator may in its discretion seek stockholder approval of any amendment, alteration, suspension or discontinuance.

13.     Effective Date of Plan; Termination

          13.1.          Effective Date.  This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders’ meeting, is obtained within 12 months after adoption by the Board.  If any Options are so granted and stockholder approval shall not have been obtained within 12 months of the date of adoption of this Plan by the Board, such Options shall terminate retroactively as of the date they were granted.

          13.2.          Termination.  This Plan shall terminate on September 30, 2015.  Termination of this Plan shall not affect any outstanding Options and such outstanding Options shall continue to be subject to the terms of this Plan.

VOTE BY MAIL
KNIGHT FULLER, INC.	Mark, sign and date your consent form and return it in the postage-paid envelope we have provided or return it to Knight Fuller, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
3407 WINONA AVE.
BURBANK, CA 91504

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KNFUL1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS CONSENT FORM IS VALID ONLY WHEN SIGNED AND DATED.

KNIGHT FULLER, INC.

KNIGHT FULLER, INC.

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby consents, or withholds consent, as indicated below, as to all of the shares of common stock of Knight Fuller, Inc. which the undersigned is entitled to vote with respect to the matters shown below. This consent will expire on January 20, 2006 as to any proposal that has not been approved as of that date, and thereafter will be of no force or effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS DESCRIBED IN THE ACCOMPANYING CONSENT SOLICITATION STATEMENT. THIS CONSENT, WHEN PROPERLY EXECUTED, WILL BE COUNTED FOR OR AGAINST EACH OF THE PROPOSALS AS DIRECTED HEREIN. IF NO DIRECTION IS MADE, IT WILL BE COUNTED “FOR” EACH SUCH PROPOSAL.

Vote on Proposals		FOR	WITHHOLD

1.	APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE OUR CORPORATE NAME:	☐	☐

2.	APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK:	☐	☐

3.	APPROVAL OF ADOPTION OF 2005 STOCK INCENTIVE PLAN:	☐	☐

4.	APPROVAL OF 2005 NON-QUALIFIED STOCK OPTION PLAN:	☐	☐

The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote with respect to the matters indicated above.  The undersigned acknowledges receipt of the Consent Solicitation Statement accompanying this consent.

Please date this consent and sign below exactly as your name appears on this form. Joint owners should each sign personally. Corporate consents should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles.

Signature [PLEASE SIGN WITHIN BOX]	Date	Additional Signature (for Joint Owners)	Date